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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) June 24, 2005
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                        PAPERFREE MEDICAL SOLUTIONS, INC.
                     (formerly Crown Medical Services, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                    (Address of principal executive offices)

                           William L. Sklar, President
                        PaperFree Medical Solutions, Inc.
                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                     (Name and address of agent for service)

                                 (765) 456-1089
          (Telephone number, including area code of agent for service)


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ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On June 24, 2005, William L. Sklar tendered his resignation as Chief Executive Officer and President of PaperFree Medical Solutions, Inc. (the "Corporation") and Ronald Cole, Jr. was elected Chief Executive Officer, President and Chief Operating Officer of the Corporation. Mr. Sklar will remain serving as Chief Financial Officer and Chief Accounting Officer for the Corporation.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAPERFREE MEDICAL SOLUTIONS, INC.



                                          By: /s/Ronald Cole, Jr.
                                              -------------------------------
                                              Ronald Cole, Jr., President

Date:  June 24, 2005